Annual Stockholders’ Meeting August 13, 2013

VirtualScopics All Rights Reserved 2 Meeting Overview Introductions and Opening Remarks • Robert Klimasewski, Chairman Proxy Summons Business Overview • Jeff Markin/Molly Henderson Question and Answer Proxy Tally and Results • Robert Klimasewski

VirtualScopics All Rights Reserved 3 2013 Proxy Summons Election of Board of Directors for 2013/2014 Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2013 To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock in the range of 1:2 to 1:10 To cast a non - binding advisory vote approving the compensation of certain of our executive officers To cast a non - binding advisory vote regarding the frequency of advisory votes approving the compensation of certain of our executive officers

VirtualScopics All Rights Reserved 4 Meeting Overview Introductions and Opening Remarks • Robert Klimasewski, Chairman Proxy Summons Business Overview • Jeff Markin/Molly Henderson Question and Answer Proxy Tally and Results • Robert Klimasewski

VirtualScopics All Rights Reserved 5 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward - looking statements . Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward - looking statements . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . Except as required by law, the Company undertakes no obligation to update any forward - looking statements, whether as a result of new information, future events, or otherwise .

Company & Business Overview Jeff Markin President and CEO Molly Henderson Chief Business & Financial Officer

VirtualScopics All Rights Reserved 7 Business Meeting Agenda Business Review - Clinical Trial Business - Personalized Medicine Business Financial Review - Historical summary - Industry comparisons and multiples - 2013 outlook Financial Markets - Approach with NASDAQ - Stock Price - CFO Replacement Q & A

VirtualScopics All Rights Reserved 8 Clinical Trials Business Business Overview Q2 Results 2013 Business Imperatives

VirtualScopics All Rights Reserved 9 Imperatives for Clinical Trials Business • Address the overall slow down in new project awards • Increase the effectiveness/sales through the PPD channel • Deliver infrastructure and technology investments required to for Phase III studies Recap of 2012 Annual Meeting

VirtualScopics All Rights Reserved 10 Imperatives for Clinical Trials Business • Address the overall slow down in new project awards • Increase the effectiveness/sales of the PPD channel • Deliver infrastructure and technology investments required to deliver on Phase III studies Recap of 2012 Annual Meeting • Good progress has been made across each area • Much more work needed to get the company back to growth and position us for the future

VirtualScopics All Rights Reserved 11 Our mission is to improve the lives of those impacted by disease and disability Company Mission

VirtualScopics All Rights Reserved 12 Business Focus Drug Development • 13 Years in the industry • Strong reputation doing business with 12 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • A model that is capable of generating cash • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 13 Business Focus Drug Development • 13 Years in the industry • Strong reputation doing business with 12 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • A model that is capable of generating cash • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 14 Clinical Trials Focus VirtualScopics is a leading provider of quantitative imaging for clinical trials • Integrated solution delivered as a series of services. • Highly automated quantitative analysis vs. conventional qualitative radiologist driven analysis. • Very precise measurements that allow for trials to proceed with a reduced number of subjects for shorter periods of time vs. trials run with conventional analysis. • World class customer base, including 12 of the 15 leading pharmaceutical, biotechnology and medical device companies. Key Company Highlights

Q2 and Year to Date Results

VirtualScopics All Rights Reserved 16 Q2 Financial Highlights • Revenue +14% • Gross Margin +20% • Adjusted EBITDA +$400K • Positively impacted due to large study in the quarter that will not be recurring • Rate of margin growth exceeds revenue growth signaling strong economies of scale • Significant swing in EBITDA compared to Q2 2012

VirtualScopics All Rights Reserved 17 0 2 4 6 8 10 12 14 16 18 2012 2013 Year to Date New Study Awards Sales Performance • New study awards +244% • PPD Represents 40% year to date awards • Includes 10 new clients for the company $Millions • A good trend off a weak 2012 • More work still needed to position the company for success

VirtualScopics All Rights Reserved 18 Challenge – Compressed Time Frame • Analysis on critical path to regulatory submission • Approximately 10,000 scans to be evaluated • 6 week contract period Results • Completed 1 week early beating deadline by 20% • According to the client quality was “IMPRESSIVE” • Very strong profitability Phase III Cancer Study

3rd Generation Analysis System




The baseline timepoint shows the initial state of disease.
A week 4 timepoint showing tumor changes over time.
Lesions can be identified using a semi-automated technique.
A wide range of biomarkers are computed including volume and 2D measures
Fully integrated into all VS systems. The worklist provides easy access to all trials under way.

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VirtualScopics All Rights Reserved

VIRTUALSCOPICS
Know more. Move faster.

VirtualScopics All Rights Reserved 20 • Strong quarter financially • Significant rebound in new study awards • Prominent debut of our new 3 rd generation reading system with the early and very high quality delivery of a large PIII Oncology Study • Good progress • More work needed Summary

2013 Business Imperatives

VirtualScopics All Rights Reserved 22 2013 Imperatives Deliverables Meet Financial Goals and Return to Growth Expand Expertise and Capability New Study Awards PPD Alliance

VirtualScopics All Rights Reserved 23 Revenue • 2013 largely in place with backlog and bookings to date • 2014 building with aggressive the sales efforts and resulting success • Getting back to growth our key focus Cost • Took cost action during the 2 nd quarter to better align our cost structure to current project load • Will continue to assess as we move forward Overall • Understand financial performance is ultimately what really matters Meet Financial Goals

VirtualScopics All Rights Reserved 24 • Turnaround actions to date largely tactical focusing on – Sales process – Client satisfaction – Operational excellence/continuous improvement • 2013 focus more strategic in nature(on top of holding the gains we have made to date) – Greater penetration/focus on a select set of top tier accounts to move from transactional to strategic – Expanded marketing to position us better in PIII space New Study Awards

VirtualScopics All Rights Reserved 25 • Build upon recent successes – High client satisfaction – Case studies highlighting tangible benefits through implementation of the integrated solution – Strong partnership with PPD’s sales and operational teams – Implementation of the sales incentive plan for PPD representatives • 2013 Focus – Hold the gains from above – Further penetrate PPD strategic clients which is where they receive the greatest % of repeat business PPD

VirtualScopics All Rights Reserved 26 • Approximately 20% of new study awards in 2013 include capabilities we did not have 2 - 3 years ago • Plan to accelerate this via expansion of – Therapeutic area expertise and experience – Additional sales channels – Adjacent markets where our core capabilities could provide incremental value • Through the use of – Limited hiring and internal development – Alliances with academic organizations that bring specific expertise – Small opportunistic acquisitions Expand Capabilities

Personalized Medicine

VirtualScopics All Rights Reserved 28 Business Focus Drug Development • 13 Years in the industry • Strong reputation doing business with 12 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • A model that is capable of generating cash • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 29 Business Focus Drug Development • 13 Years in the industry • Strong reputation doing business with 12 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • A model that is capable of generating cash • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 30 • Emphasis on controlling the increasing cost of healthcare • Products and services that assist in patient stratification and rapid determination of efficacy or futility for expensive therapies are critical • Offer significant financial returns for organizations that deliver differentiated value. Quantitative medical imaging offers significant advancements towards these imperatives Market Opportunity – Clinical The right treatment, for the right patient, at the right time.

VirtualScopics All Rights Reserved 31 Precise measurements Repeatable results Enabling early diagnosis and drug mechanism of action confirmation Benefits of Quantitative Imaging Yet, the majority of assessments done today are still qualitative Significant opportunity to expand the imaging market by demonstrating the benefits of quantitative imaging and showing stronger patient outcome correlation and better economics than alternate approaches

VirtualScopics All Rights Reserved 32 Payers Payers see reduced cost through individual patients being on the right therapy Providers Providers receive more accurate information, allowing better treatment decisions. Patients Patients get on the right therapy sooner, enabling improved quality of life and/or survival, with reduced lost time due to illness. Society Society benefits by reduced direct and indirect costs associated with people being in the health care system for shorter periods of time and back to workplace productivity sooner. Economic Model Enhanced economic value provided to all stakeholders:

VirtualScopics All Rights Reserved 33 Quantitative Imaging Center - QIC A centralized lab that receives medical images from global healthcare facilities and processes and delivers back quantitative assessments enabling improved patient outcomes at reduced cost. The center will be the first of its kind in the market.

VirtualScopics All Rights Reserved 34 • 510K Approval for DCE MRI blood flow measurement device • Revisions to the business model in light of delays in some of the key milestones resulting in not achieving the second Merck GHI investment • Developing a revised business plan Current Focus

VirtualScopics All Rights Reserved 35 • We still believe Personalized Medicine can be a significant opportunity for the company • We will continue to provide updates during quarterly investor calls Outlook

Financial Overview Molly Henderson Chief Business & Financial Officer, Sr. Vice President

VirtualScopics All Rights Reserved 37 Revenues & Gross Profit – Yearly Trends $1 $3 $5 $7 $9 $11 $13 $15 2007 2008 2009 2010 2011 2012 Millions Annual Revenues $- $1 $2 $3 $4 $5 $6 $7 $8 2007 2008 2009 2010 2011 2012 Millions Annual Gross Profit

VirtualScopics All Rights Reserved 38 Revenue composition: 2009 - 2012 - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 2009 2010 2011 2012 Revenues by Clinical Trial Phase Phase III Phase II R&D/Phase I - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 2009 2010 2011 2012 Revenues by Therapeutic Area Other Oncology Musculoskeletal

VirtualScopics All Rights Reserved 39 Adjusted EBITDA* – Yearly Trend Demonstrated profitability of Core Lab operational model [2012 includes ~$.6M in Personalized Medicine investments] *Adjusted EBITDA = Earnings/Loss less Depreciation, Amortization, Interest, Stock Compensation Expense and Loss on Derivative Competitors have a significantly higher breakeven point Cost control measures have been put in place $(3,000,000) $(2,000,000) $(1,000,000) $- $1,000,000 $2,000,000 $3,000,000 2007 2008 2009 2010 2011 2012

VirtualScopics All Rights Reserved 40 2 nd Quarter/6 Month 2013 Results 2013 2012 2013 2012 Revenues 3,706,677 3,335,861 6,239,264 7,038,019 Cost of services 1,936,594 1,991,924 3,683,889 4,283,169 Gross profit 1,770,083 1,343,937 2,555,375 2,754,850 Gross margin 48% 40% 41% 39% Operating expenses Research and development 333,423 357,839 767,268 714,166 Sales and marketing 427,373 311,393 781,982 642,465 General and administrative 688,213 615,159 1,578,249 1,269,899 Stock-based compensation expense 99,149 119,249 227,093 295,185 Depreciation and amortization 90,554 106,991 186,867 218,610 Total operating expenses 1,638,712 1,510,631 3,541,459 3,140,325 Operating income (loss) 131,371 (166,694) (986,084) (385,475) Total other income (expense) 2,915 103,728 7,423 (291,036) Net income (loss) 134,286 (62,966) (978,661) (676,511) For the Six Months Ended June 30,For the Three Months Ended June 30,

VirtualScopics All Rights Reserved 41 Revenues & Gross Profit – Quarterly Trend $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Revenues $500,000 $700,000 $900,000 $1,100,000 $1,300,000 $1,500,000 $1,700,000 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Gross profit

VirtualScopics All Rights Reserved 42 Adjusted EBITDA* – Quarterly Trend Q2 2013 highest quarter of cash generation in the last 6 quarters *Adjusted EBITDA = Earnings/Loss less Depreciation, Amortization, Interest, Stock Compensation Expense and Loss on Derivative Q1 2013 Adjusted EBITDA loss associated with delay in large project decision Cost controls measures are a key focus $(1,000,000) $(800,000) $(600,000) $(400,000) $(200,000) $- $200,000 $400,000 $600,000 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

VirtualScopics All Rights Reserved 43 June 30, 2013 Balance Sheet June 30, December 31, 2013 2012 Assets (unaudited) Current assets Cash 7,145,743$ 8,523,807$ Accounts receivable, net 2,968,997 1,762,507 Prepaid expenses and other current assets 311,685 437,698 Total current assets 10,426,425 10,724,012 Patents, net 1,396,844 1,470,436 Property and equipment, net 280,007 404,997 Total assets 12,103,276$ 12,599,445$ Liabilities and Stockholders' Equity Current liabilities Accounts payable and accrued expenses 746,042$ 872,652$ Accrued payroll 664,251 481,661 Unearned revenue 446,714 272,509 Dividends payable 209,333 125,333 Total current liabilities 2,066,340 1,752,155 Total stockholders' equity 10,036,936 10,847,290 Total liabilities and stockholders' equity 12,103,276$ 12,599,445$

VirtualScopics All Rights Reserved 44 2013 Project Awards Composition - by Therapeutic Area 0 2 4 6 8 10 12 14 $0 $1 $2 $3 $4 $5 $6 $7 $8 Millions Project Dollars # of Projects

VirtualScopics All Rights Reserved 45 Capitalization: NASDAQ: VSCP Common shares outstanding: 29.7MM Convertible preferred securities: 4.8MM Warrants/Options: 8.2MM NASDAQ 52 week range: $0.38 - $0.96 Market cap:~ $14MM Stockholder concentration (as of April 30, 2013): (Beneficial Ownership Percentages) Loeb Investments 16.5% University of Rochester (based on Form 4 filed on 4/23/12) 9.8% Merck Global Health Innovation Fund 6.2% GE Healthcare 4.1% Board Members and Executives 15.9%

VirtualScopics All Rights Reserved 46 Our mission is to improve the lives of those impacted by disease and disability Company Mission

Stock Price

VirtualScopics All Rights Reserved 48 • We recognize the depressed value of our stock price vs. historic levels • We believe the primary remedy for this is enhanced business performance – We think we have begun to demonstrate this • We are committed to proactively position the company to prospective investors in support of greater demand for our stock Shareholder Value

Path Forward with NASDAQ

VirtualScopics All Rights Reserved 50 • Concurrent with the passing of the change in our certificate of incorporation to allow the board to authorize a reverse stock split we will proceed – unless daily trading signals we can achieve compliance through natural means • Action anticipates incorporation of a 10 for 1 split • We are committed to maintain our listing on NASDAQ Reverse Stock Split

VirtualScopics All Rights Reserved 51 • Initiating interviews with a short list of solid candidates • In the interim we have a solid plan to cover CFO responsibilities • Will get back to you shortly on our plan going forward CFO Recruitment

VirtualScopics All Rights Reserved 52 Summary Clinical Trial Business • 2 nd quarter was good financially • Good progress on new study awards year to date • Much more work required Personalized Medicine • Focus on 510K for DCE MRI application • Revising business plan • Can be a significant opportunity Board/Management • Board actively working with management on turnaround plans and structural changes from a governance perspective to facilitate sustainable performance • Recognize shareholder value has been impacted • Believe that a business turnaround is the primary precursor to increased value

VirtualScopics All Rights Reserved 53 Thank You Question and Answer

VirtualScopics All Rights Reserved 54 On behalf of the VirtualScopics’ Board of Directors and Employees Thank You